Exhibit 10.1

SALE OF GOVERNMENT PROPERTY AMENDMENT OF INVITATION FOR BIDS/MODIFICATION OF CONTRACT

1.	AMENDMENT TO INVITATION FOR BIDS NO.:			2.	EFFECTIVE DATE

SUPPLEMENTAL AGREEMENT NO.: 18					11/6/08

3.	ISSUED BY				NAME AND ADDRESS WHERE BIDS ARE RECEIVED

	DEFENSE REUTILIZATION AND MARKETING SERVICE INTERNATIONAL SALES OFFICE, ATTN:DRMS-J362 74 N WASHINGTON STREET BATTLE CREEK MI 49017-3092				DEFENSE REUTILIZATION AND MARKETING SERVICE INTERNATIONAL SALES OFFICE, ATTN:DRMS-J362 74 N WASHINGTON STREET BATTLE CREEK MI 49017-3092

☐	AMENDMENT OF INVITATION FOR BIDS NO.		DATED	☒	MODIFICATION OF CONTRACT NO.		DATE
	(See Item 6)				(See Item 8)		06/13/01
99-0001-0002

6.

THIS BLOCK APPLIES ONLY TO AMENDMENTS OF INVITATIONS FOR BIDS

The above numbered invitation for bids is amended as set forth in Item 9. Bidders must acknowledge receipt of this amendment unless indicated otherwise in Item 11 prior to the hour and date specified in the invitation for bids, or as amended, by one of the following methods.

(a)    By signing and returning             copies of this amendment;

(b)    By acknowledging receipt of this amendment on each copy of the bid submitted; or

(c)    By separate letter or telegram which includes a reference to the invitation for bids and amendment number.

FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR BID. If by virtue of this amendment you desire to change a bid already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the invitation for bids and this amendment, and is received prior to the opening hour and date specified.

7.	ACCOUNTING AND APPROPRIATION DATA (If required)

8.	THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS
This Supplemental Agreement is entered into pursuant to authority of Mutual Agreement

9.	DESCRIPTION OF AMENDMENT/MODIFICATION (Except as provided below all terms and conditions of the document referenced in Item 5 remain in full force and effect)

Whereas Contract 99-0001-0002 was entered into on June 13, 2001 by and between the United States of America, hereinafter referred to as the Government, and SURPLUS ACQUISTION VENTURE (SAV), LLC, hereinafter referred to as the Contractor, and GOVERNMENT LIQUIDATION (GL), LLC, formed by the contractor to serve as the entity that processes DRMS assets, hereinafter referred to as the Purchaser, and whereas the contract involved the following in Invitation For Bid 99-0001:

0001: All Federal Stock Classes (FSCs) listed in Table IV-1 of solicitation on the DRMS accountable record that are demilitarization code A, B, or Q, located at various U.S. (to include Alaska and Hawaii), Puerto Rico and Guam military installations.

THE HOUR AND DATE FOR RECEIPT OF BIDS ☐ IS NOT EXTENDED, ☐ IS EXTENDED UNTIL O’CLOCK
(LOCAL TIME) DATE

10.	BIDDER/PURCHASER NAME AND ADDRESS (Include ZIP Code)			11.	☐	BIDDER IS NOT REQUIRED TO SIGN THIS DOCUMENT
SURPLUS ACQUISITION VENTURE, LLC 1920 L Street NW, 6th Floor Washington, DC 20036					☒	PURCHASE IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND 0 COPIES TO THE ISSUING OFFICE

12.	SIGNATURE FOR BIDDER/PURCHASER				15.	UNITED STATES OF AMERICA

BY					BY
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)					(SIGNATURE OF CONTRACTING OFFICER)

13.	NAME & TITLE OF SIGNER (Type or print)	14.	DATE SIGNED		16.	NAME OF CONTRACTING OFFICER	17. DATE SIGNED
THOMAS B. BURTON President		11/6/08			(Type or print) REBECCA BELLINGER		11/6/08

GPO 1970 OF—390-461 (40-X)						STANDARD FORM 114D JAN. 1970 EDITION GENERAL SERVICES ADMINISTRATION FPMR (41 CFR) 101-45.3 114-501

CONTRACT NUMBER 99-0001-0002

Supplemental Agreement 18

WHEREAS, the Sales Contracting Officer’s letter dated September 2, 2008, provided a DRMS decision that sales contract number 99-0001-0002 would terminate on November 1, 2008 pursuant to the early termination provision set forth in supplemental agreement 14.

NOW THEREFORE, it has been determined that the parties agree the following actions will serve in the best interest of the Government and the Contractor:

DRMS’s decision to terminate sales contract number 99-0001-002, as detailed in the September 2, 2008 letter, is hereby revoked with the exception that the termination of the Controlled Property Centers (CPCs) property verification duties described in supplemental agreement 11 to contract number 99-0001-0002 and stated in the Sales Contracting Officer’s letter dated September 2, 2008, remains in effect. As a result, property deliveries for this contract will continue until December 17, 2008 and DRMS may continue Delivery Orders for this property until December 17, 2008.

Additionally, as stated in supplemental agreement 14 to contract number 99-0001-0002, Contractor is required to remove property previously issued under this contract within 90 days from the date of the last Delivery Order.

Contractor’s revenue sharing for property issued under this supplemental agreement is 39.5%. Contractor agrees to use its best efforts to resell all property associated with contract number 99-0001-0002 within one year of receiving the final Delivery Order. Contract wind-down for resulting reports will be completed within 120 days of final resale transaction.

All other reporting requirements previously stated in Modification 14 to contract 99-0001-0002 remain in effect. Contract terms and conditions not specifically addressed in this supplemental agreement shall remain in full force and effect except in the event of a conflict with this supplemental agreement in which case the supplemental agreement shall control.

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